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                                                                    EXHIBIT 10.0

                                    AGREEMENT

         In consideration of the mutual covenants and representations set forth herein, BSD SOFTWARE, INC. ("the Corporation") and JEFF SPANIER (the "Employee"), agree as follows:

         1. EMPLOYMENT. (a) Employee shall be President and director of the Corporation for a period of two (2) years from the date hereof. Employee shall use his best business judgment in fulfilling the duties of such positions, including:

                  (i) overseeing the financial affairs of the Corporation, including preparation of all financial reports required for filing with the SEC; and

                  (ii) making a target acquisition with sales of not less than $60,000,000 in the most recently ended fiscal year and after-tax net income of at least $3,500,000 in such year (the "Acquisition Transaction").

         (b) The term of employment herein shall be two (2) years from the date hereof, subject to termination by the Corporation or the Employee at any time, with or without cause.

         2. COMPENSATION. Subject to the terms and conditions of this Agreement, the Corporation shall issue to the Employee 4,000,000 shares of the Corporation's Common Stock (the "Stock") as consideration for his employment for the term of this Agreement.

         3. FORFEITURE OF STOCK.

                  (a) The Stock shall be subject to return to the Corporation without further action (the "Forfeiture Provisions") as follows:

                           (i) In the event Employee shall cease to be employed
by the Corporation (including a parent or subsidiary of the Corporation) before two years from the date hereof for any reason, or no reason, with or without cause, including involuntary termination or temporary or permanent disability or death (the "Termination"), the Forfeiture Provisions shall be triggered and the Stock returned to the Corporation.

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                           (ii) If the Corporation has not entered into an
Acquisition Transaction within two (2) years from the date hereof, the Forfeiture Provisions shall be triggered and the Stock returned to the Corporation.

                  (b) The term of employment herein shall be two (2) years from the date hereof, subject to termination by the Corporation or the Employee at any time, with or without cause.

         5. STOCK SPLITS, ETC. If, from time to time during the term of this
Agreement:

                  (a) There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Corporation; or

                  (b) There is any consolidation, merger or sale of all, or substantially all, of the assets of the Corporation; then, in such event, any and all new, substituted or additional securities or other property to which Employee is entitled by reason of his ownership of Stock shall be immediately subject to this Agreement and be included in the words "Stock" for all purposes with the same force and effect as the shares of Stock presently subject to the Forfeiture Provisions of this Agreement.

         6. RESTRICTIONS ON TRANSFER, ETC..

                  (a) Employee shall not sell, transfer, pledge, hypothecate or otherwise dispose of any shares of the Stock which REMAIN subject to the Forfeiture Provisions.


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         7. LEGENDS. All certificates representing any of the shares of Stock subject to the provisions of this Agreement shall have endorsed thereon the following legends:

                  (a) REPRESENTED BY THIS CERTIFICATION ARE SUBJECT TO CERTAIN FORFEITURE PROVISIONS AND RESTRICTIONS UPON TRANSFER, AS SET FORTH IN AN AGREEMENT BETWEEN, THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

                  (b) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

         8. EMPLOYEE'S REPRESENTATIONS. In connection with his acquisition of the Stock, the Employee hereby represents and warrants to the Corporation as follows:

                  (a) INVESTMENT INTENT; CAPACITY TO PROTECT INTERESTS. The Employee is acquiring the Stock solely for Employee's own account for investment and not with a view to or for sale in connection with any distribution of the Stock or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof in any transaction other than a transaction exempt from registration under the Act. The Employee also represents that the entire legal and beneficial interests of the Stock is being acquired, and will be held, for the Employee's account only, and neither in whole nor in part for any other person.

                  (b) RESIDENCE. The Employee's principal residence is located at the address indicated beneath the Employee's signature below.

                  (c) INFORMATION CONCERNING CORPORATION. The Employee has heretofore discussed the Corporation and its plans, operations and financial condition with the Corporation's officers and has heretofore received all such information as the Employee has deemed necessary and appropriate to enable the


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Employee to evaluate the Corporation, and the Employee has received satisfactory and complete information concerning the business and financial condition of the Corporation in response to all inquiries in respect thereof.

                  (d) RESTRICTED SECURITIES. The Employee understands and acknowledges that:

                           (i) the sale of the Stock has not been registered
under the Act, the Stock must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available and the Corporation is under no obligation to register the Stock;

                           (ii) the share certificate representing the Stock
will be stamped with the legends specified in Section 6 hereof; and

                           (iii) the Corporation will make a notation in its
records of the aforementioned restrictions on transfer and legends.

                  (e) Disposition of the Stock. The Employee will comply with the provisions of the Securities Act of 1933 and any applicable state securities laws in connection with the sale or other disposition of the Stock.

                  (f) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting Employee's representations set forth above, the Employee further agrees that he shall in no event make any disposition of all or any portion of the Stock unless and until:

                           (i)(A) There is then in effect a Registration
Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or (B)(1) the Employee shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, (2) the Employee shall have furnished the



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Corporation with an opinion of the Employee's counsel to the effect that such disposition will not require registration of such shares under the Act, and (3) such opinion of the Employee's counsel shall have been concurred in by counsel for the Corporation and the Corporation shall have advised the Employee of such concurrence; and,

                           (ii) The shares of Stock proposed to be transferred
are no longer subject to the Forfeiture Provisions set forth in Section 3 hereof.

                  (g) TAX MATTERS. The Employee understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the fair market value of the Stock as of the date any restrictions on the Stock lapse. In this context, "restriction" means the expiration of the Forfeiture Provisions of the Stock issued hereunder. The Employee understands that if such provision is applicable to him he may elect to be taxed at the time the Stock is issued rather than when and as the restriction or six month Section 16(b) period expires by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days from the date of issue. The Employee understands that failure to make this filing timely will result in the recognition of ordinary income by the Employee, as the forfeiture lapses, or after the lapse of the six-month Section 16(b) period, on the difference between the fair market price at date of issue and the fair market value of the Stock at the time such restrictions lapse.

         THE EMPLOYEE ACKNOWLEDGES THAT IT IS THE EMPLOYEE'S SOLE RESPONSIBILITY AND NOT THE CORPORATION'S TO FILE TIMELY THE ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(b) AND UNDER ANY CORRESPONDING PROVISIONS OF STATE TAX LAW, EVEN IF THE EMPLOYEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE EMPLOYEE'S BEHALF.




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         9. ESCROW. As security for the faithful performance of the terms of this Agreement and to ensure the availability for delivery of the Employee's Stock upon forfeiture or exercise of the Forfeiture Provisions herein provided for, the Employee agrees to deliver to and deposit with the Secretary of the Corporation, or such other person designated by the Corporation, as escrow agent in this transaction (the "Escrow Agent"), two Stock Assignments duly endorsed (with date and number of shares blank) together with the certificate or certificates evidencing the Stock issued herein.

         10. MISCELLANEOUS.

                  (a) Subject to the provisions and limitations hereof, Employee may, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Stock deposited in said escrow.

                  (b) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                  (c) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Employee at his address shown on the Corporation's employment records, to the Corporation at the address of its principal corporate offices (attention: President), at the Corporation's address, or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

                  (d) Employee hereby authorizes and directs the Secretary or Transfer Agent of the Corporation to return the Stock as to which the Forfeiture Provisions have occurred.



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                  (e) Nothing in this Agreement shall affect in any manner
whatsoever the right or power of the Corporation, or a parent or subsidiary of the Corporation, to terminate Employee's employment, for any reason, with or without cause.

                  (f) This Agreement shall be governed by the laws of the State of Florida, without regard to its conflict of laws provisions. Any dispute arising under this Agreement shall be brought in a court of competent jurisdiction in Broward County, Florida.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written. BSD SOFTWARE, INC.




                                                     By:  /s/ JEFF SPANIER
                                                         ----------------------
                                                              Jeff Spanier
                                                              President


                                                     EMPLOYEE:



                                                     By:  /s/ JEFF SPANIER
                                                         ----------------------
                                                              Jeff Spanier

                                                     Address:

                                                     --------------------------

                                                     --------------------------

                                                     --------------------------

Dated:  July 12, 2002



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